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HECLA MINING COMPANY
Supplemental Excess Retirement Plan
Master Plan Document
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Effective January 1, 1995                                       Exhibit 10.5(b)

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HECLA MINING COMPANY
Supplemental Excess Retirement Plan
Master Plan Document




                               TABLE OF CONTENTS

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                                                                    Page
PURPOSE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1

ARTICLE 1  Definitions  . . . . . . . . . . . . . . . . . . . . .      1

ARTICLE 2  Eligibility  . . . . . . . . . . . . . . . . . . . . .      4

   2.1      Selection by Committee  . . . . . . . . . . . . . . .      4
   2.2      Enrollment Requirements . . . . . . . . . . . . . . .      4
   2.3      Commencement of Participation . . . . . . . . . . . .      4

ARTICLE 3  Benefits . . . . . . . . . . . . . . . . . . . . . . .      5

   3.1      Benefits for Unmarried Persons  . . . . . . . . . . .      5
   3.2      Benefits for Married Participants . . . . . . . . . .      6
   3.3      Pre-Retirement Death Benefit. . . . . . . . . . . . .      7
   3.4      Payment of Benefits . . . . . . . . . . . . . . . . .      7
   3.5      Limitation on Benefits  . . . . . . . . . . . . . . .      8
   3.6      Withholding and Payroll Taxes . . . . . . . . . . . .      8
   3.7      Coordination of Benefits  . . . . . . . . . . . . . .      9

ARTICLE 4  Termination, Amendment or Modification of the Plan . .      9

   4.1      Termination . . . . . . . . . . . . . . . . . . . . .      9
   4.2      Amendment . . . . . . . . . . . . . . . . . . . . . .      9
   4.3      Termination of Plan Agreement . . . . . . . . . . . .     10

ARTICLE 5  Other Benefits and Agreements  . . . . . . . . . . . .     10

   5.1      Coordination with Other Benefits  . . . . . . . . . .     10

ARTICLE 6  Administration of the Plan . . . . . . . . . . . . . .     10

   6.1      Committee Duties  . . . . . . . . . . . . . . . . . .     10
   6.2      Agents  . . . . . . . . . . . . . . . . . . . . . . .     10



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HECLA MINING COMPANY
Supplemental Excess Retirement Plan
Master Plan Document


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
   6.3      Binding Effect of Decisions . . . . . . . . . . . . .   10
   6.4      Indemnity of Committee  . . . . . . . . . . . . . . .   11
   6.5      Employer Information  . . . . . . . . . . . . . . . .   11


ARTICLE 7  Claims Procedures  . . . . . . . . . . . . . . . . . .   11

   7.1      Presentation of Claim . . . . . . . . . . . . . . . .   11
   7.2      Notification of Decision  . . . . . . . . . . . . . .   11
   7.3      Review of a Denied Claim  . . . . . . . . . . . . . .   12
   7.4      Decision on Review  . . . . . . . . . . . . . . . . .   12
   7.5      Legal Action  . . . . . . . . . . . . . . . . . . . .   13

ARTICLE 8  Trust  . . . . . . . . . . . . . . . . . . . . . . . .   13

   8.1      Establishment of the Trust  . . . . . . . . . . . . .   13
   8.2      Interrelationship of the Plan and the Trust . . . . .   13

ARTICLE 9  Miscellaneous  . . . . . . . . . . . . . . . . . . . .   13

   9.1      Unsecured General Creditor  . . . . . . . . . . . . .   13
   9.2      Employer's Liability  . . . . . . . . . . . . . . . .   13
   9.3      Nonassignability  . . . . . . . . . . . . . . . . . .   14
   9.4      Not a Contract of Employment  . . . . . . . . . . . .   14
   9.5      Furnishing Information  . . . . . . . . . . . . . . .   14
   9.6      Terms . . . . . . . . . . . . . . . . . . . . . . . .   14
   9.7      Captions  . . . . . . . . . . . . . . . . . . . . . .   14
   9.8      Governing Law . . . . . . . . . . . . . . . . . . . .   14
   9.9      Notice  . . . . . . . . . . . . . . . . . . . . . . .   15
   9.10     Successors  . . . . . . . . . . . . . . . . . . . . .   15
   9.11     Spouse's Interest . . . . . . . . . . . . . . . . . .   15
   9.12     Validity  . . . . . . . . . . . . . . . . . . . . . .   15
   9.13     Incompetent . . . . . . . . . . . . . . . . . . . . .   15
   9.14     Court Order . . . . . . . . . . . . . . . . . . . . .   16
   9.15     Distribution in the Event of Taxation . . . . . . . .   16

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HECLA MINING COMPANY
Supplemental Excess Retirement Plan
Master Plan Document




                                    PURPOSE

The purpose of this Plan is to provide specified benefits to a select group of management and highly compensated employees who contribute materially to the continued growth, development and future business success of Hecla Mining
Company, a Delaware corporation, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.


                                   ARTICLE 1
                                  DEFINITIONS

For purposes hereof, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Actuarial Equivalent" shall mean the actuarial equivalent value an amount payable in a different form and/or at a different date computed on the basis of the actuarial assumptions used from time to time in the Pension Plan. No Participant shall be deemed to have any right, vested or nonvested, regarding the continued use of previously adopted actuarial assumptions.

1.2   "Board" shall mean the board of directors of the Company.

1.3   "Claimant" shall have the meaning set forth in Section 7.1.

1.4 "Code" shall mean the Internal Revenue Code of 1986, as may be amended from time to time.

1.5   "Committee" shall mean the committee described in Article 6.

1.6   "Company" shall mean Hecla Mining Company, a Delaware corporation.

1.7 "Disability" shall mean a permanent disability as determined by the Committee in accordance with the rules set forth in the Pension Plan regarding the determination of a permanent disability.

1.8 "Disability Retirement Date" shall mean the "Disability Retirement Date" as defined in Section 4(d) of the Pension Plan.


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Supplemental Excess Retirement Plan
Master Plan Document



1.9 "Early Retirement" shall mean a Participant, who has at least ten (10) years of aggregate Years of Service, ceasing to be an Employee of all Employers as a result of his or her election to retire on his or her Early Retirement Date or Early Retirement Date With 30 Years of Service
        Date, as the case may be.

1.10 "Early Retirement Benefit With 30 Years Date" shall mean the date on which a Participant is entitled to retire under Section 4(c) of the Pension Plan.

1.11 "Early Retirement Date" shall mean the "Early Retirement Date" as defined is the Pension Plan.

1.12 "Employer(s)" shall mean the Company and/or any of its subsidiaries that have been selected by the Board to participate in the Plan.

1.13 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as may be amended from time to time.

1.14    "Joint and Survivor Annuity" shall mean a benefit that is the Actuarial
        Equivalent of the Participant's Vested SERP Benefit and that is payable monthly in the form of an annuity for the life of the Participant with a survivor annuity for the life of such Participant's spouse.

1.15 "Life Annuity" shall mean a benefit that is the Actuarial Equivalent of the Participant's Vested SERP Benefit and that is payable monthly in the form of an annuity for the life of the Participant.

1.16 "Normal Retirement" shall mean a Participant ceasing to be an Employee of all Employers as a result of his or her retirement on his or her Normal Retirement Date.

1.17 "Normal Retirement Date" shall mean the "Normal Retirement Date" as defined in the Pension Plan.

1.18 "Participant" shall mean any employee (i) who is selected to participate in the Plan, (ii) who elects to participate in the Plan, (iii) who signs a Plan Agreement, (iv) whose signed Plan Agreement Form is accepted by the Committee, (v) who commences participation in the Plan, and (vi) whose Plan Agreement has not terminated.







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HECLA MINING COMPANY
Supplemental Excess Retirement Plan
Master Plan Document




1.19 "Plan" shall mean the Company's Supplemental Excess Retirement Plan, which shall be evidenced by this instrument and by each Plan Agreement, as amended from time to time.

1.20 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. Each Plan Agreement executed by a Participant shall provide for the entire benefit to which such Participant is entitled to under the Plan, and the Plan Agreement bearing the latest date of acceptance by the Committee shall govern such entitlement.

1.21 "Plan Year" shall, for the first Plan Year, begin on January 1, 1995, and end on December 31, 1995. For each Plan Year thereafter, the Plan
        Year shall begin on January 1 of each year and continue through December
        31.

1.22 "Pension Plan" shall mean the Company's Retirement Plan, originally effective January 1, 1947, as amended from time to time.

1.23 "Postponed Retirement" shall mean a Participant ceasing to be an Employee of all Employers as a result of his or her retirement after his or her Normal Retirement Date.

1.24 "Postponed Retirement Date" shall mean the "Postponed Retirement Date" as defined in the Pension Plan.

1.25    "Retirement" or "Retires" shall mean, in each instance, Early
        Retirement, Normal Retirement or Postponed Retirement, as the case may be.

1.26 "SERP Benefit" shall mean a single Life Annuity, based on the life of the Participant, that is payable monthly, commences at age sixty-five
        (65) and is equal in amount to the Actuarial Equivalent of the difference between (a) and (b) below:

            (a) An amount equal to a Participant's Vested accrued benefit under the Pension Plan, determined as if he or she had retired on his or her Normal Retirement Date, without being married, except that the benefit limitations under Code
                     Sections 401(a)(17) and 415 shall not be taken into account in determining the amount under this Section 1.26(a); less








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Supplemental Excess Retirement Plan
Master Plan Document




            (b) An amount equal to the Participant's Vested accrued benefit under the Pension Plan determined as if he or she had retired on his or her Normal Retirement Date, without being married, and by taking into account all limitations required by the Pension Plan and applicable law.

1.27 "Termination of Employment" shall mean a Participant ceasing to be an employee of all Employers, voluntarily or involuntarily, but shall exclude cessation of employment with all Employers as a result of Retirement, death or Disability.

1.28    "Trust" shall mean the trust established pursuant to that certain Master
        Trust Agreement, dated as of October 1, 1994, between the Company and the trustee named therein, as amended from time to time.

1.29 "Vested" shall mean the extent to which a Participant is vested in his or her benefits under this Plan and shall be determined in the same manner as vesting is determined under the Pension Plan.

1.30 "Years of Service" shall mean "Years of Service" as defined in Section 1 of the Pension Plan.


                                   ARTICLE 2
                                  ELIGIBILITY

2.1 SELECTION BY COMMITTEE. Participation in the Plan shall be limited to a select group of management and highly compensated employees of the Employers. From that group, the Committee shall select, in its sole discretion, employees to participate in the Plan.

2.2 ENROLLMENT REQUIREMENTS. As a condition to participation, each selected employee shall complete, execute and return to the Committee a Plan
        Agreement. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

2.3 COMMENCEMENT OF PARTICIPATION. Provided an employee selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee, that employee shall commence participation in the Plan on the date specified by the










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HECLA MINING COMPANY
Supplemental Excess Retirement Plan
Master Plan Document




        Committee. If a selected employee fails to meet all such requirements prior to that date, that employee shall not be eligible to participate in the Plan until the completion of those requirements.


                                   ARTICLE 3
                                    BENEFITS

3.1 BENEFITS FOR UNMARRIED PERSONS. If a Participant is unmarried (as determined in accordance with the terms and conditions of the Pension
        Plan), he or she will be entitled to one of the following benefits paid in the form of a Life Annuity, provided that the applicable eligibility requirements for that benefit are met:

        (a) NORMAL RETIREMENT BENEFIT. If a Participant retires on his or her Normal Retirement Date, he or she shall be entitled to a normal retirement benefit, which benefit shall be equal to his or her Vested SERP Benefit.

        (b) EARLY RETIREMENT BENEFIT. Except as provided in Section 3.1(c) below, if a Participant completes at least ten (10) Years of Service and thereafter takes Early Retirement, the Participant shall be entitled to an early retirement benefit, which benefit shall be equal to his or her Vested SERP Benefit, as reduced in accordance with Section 4(b) of the Pension Plan for the commencement of benefit payments before the Participant's
                 Normal Retirement Date.

        (c) SPECIAL EARLY RETIREMENT BENEFIT. If a Participant completes at least thirty (30) Years of Service and:

                 (i) retires on the first day of any month following his or her sixtieth (60th) birthday, he or she shall be entitled to an early retirement benefit, which benefit shall be equal to his or her Vested SERP Benefit; or

                 (ii) has not attained the age of sixty (60) and has been terminated by his or her Employers as a result of a reduction in the work force, he or she shall be entitled to an early retirement benefit, which shall be equal to either (1) his or her Vested SERP Benefit, if benefit payments commence after her or she has attained age sixty (60), or (2) a benefit determined in accordance with Section 3.1(b) above, if benefit payments












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HECLA MINING COMPANY
Supplemental Excess Retirement Plan
Master Plan Document




                         commence after he or she has reached age fifty-five and before he or she has attained age sixty (60).

        (d) POSTPONED BENEFIT. If a Participant retires after his or her Normal Retirement Date, he or she shall be entitled to a postponed retirement benefit, which benefit shall be equal to his or her Vested SERP Benefit after giving effect to any adjustments set forth in Section 13 of the Pension Plan with respect to Years of Service and final earnings.

        (e)      DISABILITY BENEFIT.  Subject to the limitations set forth in
                 Section 4(d) of the Pension Plan with respect to a Participant's eligibility for a disability benefit (including examination requirements and the termination of benefits upon the occurrence of certain events), if a Participant completes at least ten (10) Years of Service, is found to be suffering a Disability in accordance with Section 4(d) of the Pension Plan and has a Disability that is not covered by any worker's compensation act or occupational disease law, he or she shall be entitled to a disability benefit, which shall be equal to the Participant's Vested SERP Benefit, calculated by using his or her Years of Service accumulated up to the time of his or her Disability Retirement Date. If, as of his or her Disability Retirement Date, a Participant has not completed at least ten (10) Years of Service, he or she will be credited with additional Years of Service in accordance with Section
                 4(d) of the Pension Plan. Despite the foregoing, this benefit shall be subject to such continued eligibility conditions or requirements as are set forth in Section 4(d) of the Pension
                 Plan.

        (f)      TERMINATION BENEFIT.  If a Participant completes the required
                 Years of Service as set forth in Section 10 of the Pension
                 Plan, he or she shall be entitled to a termination benefit that is equal to his or her Vested SERP Benefit, determined as of the date of his or her Termination of Employment, as adjusted in accordance with Section 4(b) of the Pension Plan for payments, if any, that commence before the Participant's Normal
                 Retirement Date.

3.2 BENEFITS FOR MARRIED PARTICIPANTS. If a Participant would be entitled to a benefit set forth in Section 3.1 above except for the fact that he or she is married at the time that he or she becomes eligible for such a benefit, then in lieu of the applicable Life Annuity set forth in
        Section 3.1 above, the Participant shall be entitled to a benefit that is paid in the form of a Joint and Survivor Annuity that is the Actuarial Equivalent of the applicable benefit set forth in Section 3.1 above. This annuity will take the same














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HECLA MINING COMPANY
Supplemental Excess Retirement Plan
Master Plan Document




        form as the one to be paid to the Participant under the Pension Plan;
        provided, however, that any election made by the Participant under the Pension Plan to change the payment form of his or her benefits shall be disregarded for purposes of this Plan if made within one year prior to the commencement of benefit payments.

3.3 PRE-RETIREMENT DEATH BENEFIT. If a married Participant dies prior to his or her Retirement, his or her spouse shall be entitled to a pre-retirement death benefit, which shall be equal to the survivor portion of a Joint and Survivor Annuity, determined as if the Participant had died on the day following the earliest day that he or she could have taken Early Retirement, or, if later, the date of his or her death, and the survivor portion of the annuity was fifty percent
        (50%) of the annuity that the Participant would have received.

3.4     PAYMENT OF BENEFITS.

        (a) RETIREMENT. Except as otherwise set forth in this Section 3.4, the monthly benefit payments to be paid as a result of the Participant's Retirement shall commence on the Participant's
                 Early Retirement Date, Early Retirement With Thirty (30) Years of Service Date, Normal Retirement Date or Postponed Retirement
                 Date, and shall continue until (i) in the case of a Joint and Survivor Annuity, the first day of the calendar month in which the Retired Participant, or his or her spouse, dies, whichever is later, or (ii) in the case of an Single Life Annuity, the first day of the calendar month in which the Retired
                 Participant dies.

        (b) DISABILITY. The monthly benefit payments to be paid as a result of the Participant's Disability shall commence in accordance with Section 3.4(a) as if the Participant had retired on his or her Disability Retirement Date.

        (c) TERMINATION OF EMPLOYMENT. The monthly benefit payments to be paid as a result of the Participant's Termination of Employment shall commence on the Participant's Normal Retirement Date, unless the Participant has elected at any time prior to one year before his or her Termination of Employment that his or her termination benefit, as set forth in Section 3.1(f) above, will be paid at an earlier time. In electing an earlier time, the Participant may not select a date that is earlier than his or her Early Retirement Date (determined as if he or she had continued employment with one or more of the Employers).
















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HECLA MINING COMPANY
Supplemental Excess Retirement Plan
Master Plan Document




        (d) DEATH. The monthly benefit payments to be paid to the Participant's spouse as a result of the Participant's death shall begin on the first day of the month in which the Participant would have become eligible for Early Retirement (or the date of his or her death, if later), and shall continue until the first day of the calendar month in which the Participant's spouse dies.

        (e)      SPECIAL ELECTION.  Despite Section 3.4(a) above, if a
                 Participant makes a written election, in accordance with the rules and procedures of the Committee, at least one year prior to his or her Early Retirement or Termination of Employer, the monthly benefit payments to be paid the Participant may be deferred until the first day of:

                 (i)     any month after his or her Early Retirement or Early
                         Retirement With Thirty (30) Years of Service Date, as the case may be, and before his or her Normal
                         Retirement Age, with respect to a benefit under Section
                         3.1(b) or Section 3.1(c)(i); or

                 (ii) a month following the Participant's sixtieth (60th) birthday, but not later than a Participant's Normal
                         Retirement Date, with respect to a benefit under
                         Section 3.1(c)(ii).

        (f)      SMALL AMOUNT.  If a Participant's benefits under the Pension
                 Plan are paid in a lump sum in accordance with Section 7 of the Pension Plan, the Committee, in its sole discretion, may pay the Participants benefits, if any, under this Plan in a lump sum.

3.5 LIMITATION ON BENEFITS. Notwithstanding the foregoing provisions of this Article 4, in no event shall a Participant or his or her spouse receive more than one form of benefit under this Article 3.

3.6     WITHHOLDING AND PAYROLL TAXES.  For each Plan Year during which a
        Participant becomes Vested in a new portion of his or her SERP Benefit, the Participant's Employer(s) shall ratably withhold from that Participant's other compensation the Participant's share of FICA and other employment taxes, if any, that are attributable to such vesting.
        In addition, the Employers shall withhold from any and all benefits paid under this Article 3, all federal, state and local income, employment and other taxes required to be withheld by the Employer in connection with the benefits paid hereunder, in amounts to be determined in the sole discretion of the Employers.















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HECLA MINING COMPANY
Supplemental Excess Retirement Plan
Master Plan Document





3.7 COORDINATION OF BENEFITS. Despite the foregoing terms and conditions of this Article 3, in the event of a conflict between the terms and conditions of the Pension Plan and this Plan with respect to the determination of benefits, the Committee, in its sole discretion, may adjust a Participant's benefits under this Article 3 so that the Participant receives a benefit under this Plan that, based on the terms and conditions of the Pension Plan, is in excess of the Participant's benefits under the Pension Plan as a result of the inapplicability of Sections 401(a)(17) and 415 of the Code to this Plan.


                                   ARTICLE 4
               TERMINATION, AMENDMENT OR MODIFICATION OF THE PLAN

4.1 TERMINATION. Each Employer reserves the right to terminate the Plan at any time with respect to its participating employees by the actions of its board of directors. Despite the foregoing, the termination of the Plan shall not decrease or restrict a Participant's, or a Participant's spouse (if the Participant has died and the spouse is entitled to a benefit) Vested SERP Benefit, determined on an Actuarial Equivalent
        Basis. For each Participant or spouse who is receiving payments under this Plan at the time of the termination, the Employer shall have the right to accelerate such payments by paying the Actuarial Equivalent value of such payments, and, upon the completion of those payments, the Participant's Plan Agreement shall terminate. For all other
        Participants and their designated Beneficiaries, upon the termination of the Plan, all Plan Agreements shall terminate and the Actuarial
        Equivalent of a Participant's Vested SERP Benefit shall be paid in a lump sum.

4.2 AMENDMENT. Any Employer may, at any time, amend or modify the Plan in whole or in part with respect to its participating employees by the actions of its board of directors; provided, however, that no amendment or modification shall be effective to decrease or restrict a Participant's then Vested SERP Benefit, determined on an Actuarial
        Equivalent basis. The amendment or modification of the Plan shall not affect any Participant or his or her spouse who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Employer shall have the right to accelerate payments by paying the Actuarial Equivalent value of such payments either in a lump sum or in some other accelerated form of payment.

















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HECLA MINING COMPANY
Supplemental Excess Retirement Plan
Master Plan Document




4.3 TERMINATION OF PLAN AGREEMENT. Absent the earlier termination, modification or amendment of the Plan, the Plan Agreement of any Participant shall terminate upon the full payment of the applicable benefit as provided under Article 3.


                                   ARTICLE 5
                         OTHER BENEFITS AND AGREEMENTS

5.1     COORDINATION WITH OTHER BENEFITS.  The benefits provided for a
        Participant under this Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Employers. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.


                                   ARTICLE 6
                           ADMINISTRATION OF THE PLAN

6.1 COMMITTEE DUTIES. This Plan shall be administered by a Committee which shall consist of the Board, or such committee as the Board shall appoint. Members of the Committee may be Participants under this Plan.
        The Committee shall also have the discretion and authority to (i) make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan.

6.2 AGENTS. In the administration of this Plan, the Committee may employ agents and delegate to them such administrative duties as it sees fit, (including acting through a duly appointed representative), and may from time to time consult with counsel who may be counsel to any Employer.

6.3 BINDING EFFECT OF DECISIONS. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.















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Supplemental Excess Retirement Plan
Master Plan Document




6.4 INDEMNITY OF COMMITTEE. All Employers shall indemnify and hold harmless the members of the Committee against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee or any of its members.

6.5 EMPLOYER INFORMATION. To enable the Committee to perform its functions, each Employer shall supply full and timely information to the Committee on all matters relating to the compensation of its Participants, the date and circumstances of the retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee may reasonably require.


                                   ARTICLE 7
                               CLAIMS PROCEDURES

7.1     PRESENTATION OF CLAIM.  Any Participant or the spouse of a deceased
        Participant (such Participant or spouse being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. The claim must state with particularity the determination desired by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

7.2 NOTIFICATION OF DECISION. The Committee shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

        (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

        (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

                 (i) the specific reason(s) for the denial of the claim, or any part of it;











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Master Plan Document




                 (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

                 (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

                 (iv) an explanation of the claim review procedure set forth in Section 8.3 below.

7.3 REVIEW OF A DENIED CLAIM. Within 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

        (a)      may review pertinent documents;

        (b)      may submit written comments or other documents; and/or

        (c) may request a hearing, which the Committee, in its sole discretion, may grant.

7.4 DECISION ON REVIEW. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date.
        Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

        (a)      specific reasons for the decision;

        (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

        (c)      such other matters as the Committee deems relevant.













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7.5     LEGAL ACTION.  A Claimant's compliance with the foregoing provisions of this Article 7 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.

                                   ARTICLE 8
                                     TRUST

8.1     ESTABLISHMENT OF THE TRUST.   The Company shall establish the Trust, and
        the Employers shall at least annually transfer over to the Trust such assets as the Employers determine, in their sole discretion, are necessary to provide for the Employer's future liabilities created under this Plan.

8.2 INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan. Each Employer's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Agreement.


                                   ARTICLE 9
                                 MISCELLANEOUS

9.1 UNSECURED GENERAL CREDITOR. Participants and their spouses, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. Any and all of an Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

9.2 EMPLOYER'S LIABILITY. An Employer's liability for the payment of benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.












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9.3     NONASSIGNABILITY.  Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and non-transferable, except that the foregoing shall not apply to any family support obligations set forth in a court order.  No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

9.4 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, with or without cause, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

9.5 FURNISHING INFORMATION. A Participant or his or her spouse will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder.

9.6 TERMS. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

9.7 CAPTIONS. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

9.8 GOVERNING LAW. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the laws of the State of Idaho.













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9.9     NOTICE.  Any notice or filing required or permitted to be given to the
        Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                    Hecla Mining Company
                    Supplemental Excess Retirement Plan
                    6500 Mineral Drive
                    Coeur d'Alene, Idaho 83814-8788
                    Attn:    Jon T. Langstaff

        Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

        Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

9.10 SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's spouse.

9.11 SPOUSE'S INTEREST. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

9.12 VALIDITY. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

9.13 INCOMPETENT. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetency, incapacity or guardianship, as it may deem











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Master Plan Document




        appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's spouse, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

9.14 COURT ORDER. The Committee is authorized to make any payments directed by court order in any action in which the Plan or the Committee has been named as a party.

9.15    DISTRIBUTION IN THE EVENT OF TAXATION.

        (a) GENERAL. If, for any reason, all or any portion of a Participant's benefit under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld, a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid Account Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

        (b)      TRUST.  If the Trust terminates in accordance with Section
                 3.6(e) of the Trust and benefits are distributed from the Trust to a Participant in accordance with that Section, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.











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Master Plan Document









                    IN WITNESS WHEREOF, the Company has signed this Plan document on January 1, 1995.


                                "Company"

                                 HECLA MINING COMPANY,
                                   a Delaware corporation


                                 By: /s/ Michael B. White
                                    -------------------------------------

                                 Title:  Vice President - General Counsel
                                         --------------------------------













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